Events after the reporting year	12 Months Ended
Dec. 31, 2019
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events after the reporting year
32.	Events after the reporting year

On February 5, 2020, Farfetch completed the private placement of convertible senior notes (the “Notes”) to Tencent and Dragoneer (together, the “Purchasers”), pursuant to which Farfetch received $250 million and issued the Notes to the Purchasers. The Notes will mature on December 31, 2025, unless earlier converted, redeemed or repurchased in accordance with their terms. The Notes are senior, unsecured obligations and bear interest at a rate of 5.00% per year, payable quarterly in arrears on March 31, June 30, September 30, and December 31 of each year, commencing on March 31, 2020. The Notes may be converted at an initial conversion price of $12.25. Upon conversion, the Notes will be settled, at Farfetch’s election, in Class A ordinary shares, cash, or a combination of cash and Class A ordinary shares (subject to certain exceptions set forth in the Indenture). Holders of the Notes will have the right to require Farfetch to repurchase all or some of their Notes for cash at 100% (or 150%, in the event of a change in control, as defined in the Indenture) of their principal amount, plus all accrued and unpaid interest to, and including, the maturity date, upon the occurrence of certain corporate events, subject to certain conditions.

Farfetch may not redeem the Notes prior to the fourth anniversary of the closing date, unless certain changes in tax law or other related events occur. Farfetch may redeem all, but not less than all, of the Notes, at its option, four years after the closing date, but on or before the 35th scheduled trading day immediately preceding the maturity date, at a redemption price equal to 165% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, and excluding, the redemption date.